The Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2021

 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc.
Financial Highlights

($ and shares in millions, except for per share data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$662	$1,333	$2,697	$3,662
Net income (loss) per share:
Basic	$2.34	$(0.16)	$3.24	$5.13	$2.89	$3.70	$2.65	$5.43	$10.56	$14.63
Diluted	$2.33	$(0.16)	$3.23	$5.10	$2.87	$3.66	$2.62	$5.37	$10.52	$14.49
Core income (loss)	$676	$(50)	$798	$1,262	$699	$879	$655	$1,289	$2,686	$3,522
Core income (loss) per share:
Basic	$2.64	$(0.20)	$3.13	$4.94	$2.75	$3.48	$2.63	$5.25	$10.52	$14.07
Diluted	$2.62	$(0.20)	$3.12	$4.91	$2.73	$3.45	$2.60	$5.20	$10.48	$13.94
Return on equity	9.4%	(0.6)%	12.1%	18.4%	10.2%	13.0%	9.2%	18.6%	10.0%	12.7%
Core return on equity	11.5%	(0.8)%	13.5%	20.5%	11.1%	13.7%	10.1%	19.8%	11.3%	13.7%
Total assets, at period end	$109,436	$113,337	$116,384	$116,764	$117,032	$119,759	$120,706	$120,466	$116,764	$120,466
Total equity, at period end	$25,204	$26,943	$27,849	$29,201	$28,269	$29,156	$28,474	$28,887	$29,201	$28,887
Book value per share, at period end	$99.69	$106.42	$109.94	$115.68	$112.42	$116.86	$115.74	$119.77	$115.68	$119.77
Less: Net unrealized investment gains, net of tax	7.06	14.41	15.05	16.14	11.21	12.98	10.97	10.01	16.14	10.01
Adjusted book value per share, at period end	$92.63	$92.01	$94.89	$99.54	$101.21	$103.88	$104.77	$109.76	$99.54	$109.76

Weighted average number of common shares outstanding (basic)	254.4	251.6	253.3	253.4	252.1	250.7	247.7	243.8	253.5	248.5
Weighted average number of common shares outstanding and common stock equivalents (diluted)	255.9	251.6	254.3	254.8	254.1	253.1	250.1	246.4	254.6	250.8
Common shares outstanding at period end	252.8	253.2	253.3	252.4	251.5	249.5	246.0	241.2	252.4	241.2
Common stock dividends declared	$210	$218	$218	$218	$216	$224	$220	$216	$864	$876
Common stock repurchased:
Under Board of Directors authorization
Shares	3.5	—	—	1.4	2.4	2.6	3.8	5.1	4.9	13.9
Cost	$425	$—	$—	$200	$356	$400	$600	$800	$625	$2,156
Other
Shares	0.3	—	—	—	0.3	—	—	—	0.3	0.3
Cost	$46	$—	$—	$1	$41	$1	$1	$1	$47	$44

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Reconciliation to Net Income (Loss) and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Net income (loss)
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$662	$1,333	$2,697	$3,662
Adjustments:
Net realized investment (gains) losses, after-tax	76	(10)	(29)	(48)	(34)	(47)	(7)	(44)	(11)	(132)
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	(8)	—	—	—	(8)
Core income (loss)	$676	$(50)	$798	$1,262	$699	$879	$655	$1,289	$2,686	$3,522
Basic earnings per share
Net income (loss)	$2.34	$(0.16)	$3.24	$5.13	$2.89	$3.70	$2.65	$5.43	$10.56	$14.63
Adjustments:
Net realized investment (gains) losses, after-tax	0.30	(0.04)	(0.11)	(0.19)	(0.14)	(0.19)	(0.02)	(0.18)	(0.04)	(0.53)
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	(0.03)	—	—	—	(0.03)
Core income (loss)	$2.64	$(0.20)	$3.13	$4.94	$2.75	$3.48	$2.63	$5.25	$10.52	$14.07
Diluted earnings per share
Net income (loss)	$2.33	$(0.16)	$3.23	$5.10	$2.87	$3.66	$2.62	$5.37	$10.52	$14.49
Adjustments:
Net realized investment (gains) losses, after-tax	0.29	(0.04)	(0.11)	(0.19)	(0.14)	(0.18)	(0.02)	(0.17)	(0.04)	(0.52)
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	(0.03)	—	—	—	(0.03)
Core income (loss)	$2.62	$(0.20)	$3.12	$4.91	$2.73	$3.45	$2.60	$5.20	$10.48	$13.94

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (2)

Basic and Diluted	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Net income (loss), as reported	$600	$(40)	$827	$1,310	$733	$934	$662	$1,333	$2,697	$3,662
Participating share-based awards - allocated income	(5)	(1)	(6)	(10)	(5)	(7)	(5)	(10)	(19)	(27)
Net income (loss) available to common shareholders - basic and diluted	$595	$(41)	$821	$1,300	$728	$927	$657	$1,323	$2,678	$3,635
Common Shares
Basic
Weighted average shares outstanding	254.4	251.6	253.3	253.4	252.1	250.7	247.7	243.8	253.5	248.5
Diluted
Weighted average shares outstanding	254.4	251.6	253.3	253.4	252.1	250.7	247.7	243.8	253.5	248.5
Weighted average effects of dilutive securities - stock options and performance shares	1.5	—	1.0	1.4	2.0	2.4	2.4	2.6	1.1	2.3
Diluted weighted average shares outstanding	255.9	251.6	254.3	254.8	254.1	253.1	250.1	246.4	254.6	250.8

(1) Impact is recognized in the accounting period in which the change is enacted.
(2)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Income (Loss) - Consolidated

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Revenues
Premiums	$7,229	$6,955	$7,380	$7,480	$7,386	$7,616	$7,829	$8,024	$29,044	$30,855
Net investment income	611	268	671	677	701	818	771	743	2,227	3,033
Fee income	108	114	101	106	101	104	97	100	429	402
Net realized investment gains (losses)	(98)	13	37	50	44	61	8	58	2	171
Other revenues	58	51	86	84	81	88	100	86	279	355
Total revenues	7,908	7,401	8,275	8,397	8,313	8,687	8,805	9,011	31,981	34,816
Claims and expenses
Claims and claim adjustment expenses	4,789	5,107	4,886	4,341	4,970	5,045	5,464	4,819	19,123	20,298
Amortization of deferred acquisition costs	1,178	1,173	1,207	1,215	1,207	1,254	1,281	1,301	4,773	5,043
General and administrative expenses	1,137	1,121	1,109	1,142	1,163	1,174	1,187	1,153	4,509	4,677
Interest expense	84	85	87	83	82	83	87	88	339	340
Total claims and expenses	7,188	7,486	7,289	6,781	7,422	7,556	8,019	7,361	28,744	30,358
Income (loss) before income taxes	720	(85)	986	1,616	891	1,131	786	1,650	3,237	4,458
Income tax expense (benefit)	120	(45)	159	306	158	197	124	317	540	796
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$662	$1,333	$2,697	$3,662

Other statistics
Effective tax rate on net investment income	15.1%	6.2%	15.6%	15.4%	15.9%	16.7%	16.3%	16.0%	14.3%	16.2%
Net investment income (after-tax)	$519	$251	$566	$572	$590	$682	$645	$624	$1,908	$2,541

Catastrophes, net of reinsurance:
Pre-tax	$333	$854	$397	$29	$835	$475	$501	$36	$1,613	$1,847
After-tax	$263	$673	$314	$24	$659	$376	$395	$29	$1,274	$1,459

Prior year reserve development - favorable (unfavorable):
Pre-tax	$27	$2	$142	$180	$317	$182	$(56)	$95	$351	$538
After-tax	$21	$1	$113	$141	$249	$144	$(44)	$75	$276	$424

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Income (Loss) by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Underwriting gain (loss)	$220	$(232)	$281	$741	$166	$253	$68	$729	$1,010	$1,216
Net investment income	519	251	566	572	590	682	645	624	1,908	2,541
Other income (expense), including interest expense	(63)	(69)	(49)	(51)	(57)	(56)	(58)	(64)	(232)	(235)
Core income (loss)	676	(50)	798	1,262	699	879	655	1,289	2,686	3,522
Net realized investment gains (losses)	(76)	10	29	48	34	47	7	44	11	132
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	8	—	—	—	8
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$662	$1,333	$2,697	$3,662
Combined ratio (2) (3)
Loss and loss adjustment expense ratio	65.5%	72.7%	65.6%	57.3%	66.7%	65.6%	69.2%	59.5%	65.1%	65.1%
Underwriting expense ratio	30.0%	31.0%	29.3%	29.4%	29.9%	29.7%	29.4%	28.5%	29.9%	29.4%
Combined ratio	95.5%	103.7%	94.9%	86.7%	96.6%	95.3%	98.6%	88.0%	95.0%	94.5%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.4)%	—%	(1.9)%	(2.4)%	(4.2)%	(2.4)%	0.8%	(1.2)%	(1.2)%	(1.8)%
Catastrophes, net of reinsurance	4.6%	12.3%	5.3%	0.4%	11.3%	6.3%	6.4%	0.5%	5.5%	6.0%
Underlying combined ratio	91.3%	91.4%	91.5%	88.7%	89.5%	91.4%	91.4%	88.7%	90.7%	90.3%

(1)  Impact is recognized in the accounting period in which the change is enacted.
(2)  Before policyholder dividends.
(3)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Billing and policy fees and other	$28	$17	$24	$28	$27	$27	$27	$26	$97	$107
Fee income:
Loss and loss adjustment expenses	$41	$44	$35	$41	$38	$39	$36	$37	$161	$150
Underwriting expenses	67	70	66	65	63	65	61	63	268	252
Total fee income	$108	$114	$101	$106	$101	$104	$97	$100	$429	$402
Non-insurance general and administrative expenses	$55	$52	$60	$67	$70	$77	$81	$75	$234	$303

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Core Income (Loss) - Consolidated

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Revenues
Premiums	$7,229	$6,955	$7,380	$7,480	$7,386	$7,616	$7,829	$8,024	$29,044	$30,855
Net investment income	611	268	671	677	701	818	771	743	2,227	3,033
Fee income	108	114	101	106	101	104	97	100	429	402
Other revenues	58	51	86	84	81	88	100	86	279	355
Total revenues	8,006	7,388	8,238	8,347	8,269	8,626	8,797	8,953	31,979	34,645
Claims and expenses
Claims and claim adjustment expenses	4,789	5,107	4,886	4,341	4,970	5,045	5,464	4,819	19,123	20,298
Amortization of deferred acquisition costs	1,178	1,173	1,207	1,215	1,207	1,254	1,281	1,301	4,773	5,043
General and administrative expenses	1,137	1,121	1,109	1,142	1,163	1,174	1,187	1,153	4,509	4,677
Interest expense	84	85	87	83	82	83	87	88	339	340
Total claims and expenses	7,188	7,486	7,289	6,781	7,422	7,556	8,019	7,361	28,744	30,358
Core income (loss) before income taxes	818	(98)	949	1,566	847	1,070	778	1,592	3,235	4,287
Income tax expense (benefit)	142	(48)	151	304	148	191	123	303	549	765
Core income (loss)	$676	$(50)	$798	$1,262	$699	$879	$655	$1,289	$2,686	$3,522
Other statistics
Effective tax rate on net investment income	15.1%	6.2%	15.6%	15.4%	15.9%	16.7%	16.3%	16.0%	14.3%	16.2%
Net investment income (after-tax)	$519	$251	$566	$572	$590	$682	$645	$624	$1,908	$2,541
Catastrophes, net of reinsurance:
Pre-tax	$333	$854	$397	$29	$835	$475	$501	$36	$1,613	$1,847
After-tax	$263	$673	$314	$24	$659	$376	$395	$29	$1,274	$1,459
Prior year reserve development - favorable (unfavorable):
Pre-tax	$27	$2	$142	$180	$317	$182	$(56)	$95	$351	$538
After-tax	$21	$1	$113	$141	$249	$144	$(44)	$75	$276	$424

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Statutory underwriting
Gross written premiums	$8,152	$7,751	$8,243	$7,617	$8,407	$8,597	$8,876	$8,364	$31,763	$34,244
Net written premiums	$7,346	$7,346	$7,771	$7,269	$7,505	$8,135	$8,324	$8,002	$29,732	$31,966
Net earned premiums	$7,229	$6,955	$7,380	$7,480	$7,386	$7,616	$7,829	$8,029	$29,044	$30,860
Losses and loss adjustment expenses	4,733	5,053	4,830	4,291	4,920	5,003	5,415	4,773	18,907	20,111
Underwriting expenses	2,193	2,212	2,214	2,153	2,276	2,361	2,385	2,269	8,772	9,291
Statutory underwriting gain (loss)	303	(310)	336	1,036	190	252	29	987	1,365	1,458
Policyholder dividends	12	8	11	10	11	10	10	10	41	41
Statutory underwriting gain (loss) after policyholder dividends	$291	$(318)	$325	$1,026	$179	$242	$19	$977	$1,324	$1,417
Other statutory statistics
Reserves for losses and loss adjustment expenses	$43,913	$45,112	$46,181	$46,247	$47,153	$47,893	$48,662	$48,589	$46,247	$48,589
Increase in reserves	$170	$1,199	$1,069	$66	$906	$740	$769	$(73)	$2,504	$2,342
Statutory capital and surplus	$20,808	$20,607	$21,230	$22,180	$22,403	$22,797	$22,987	$23,906	$22,180	$23,906
Net written premiums/surplus (1)	1.41:1	1.42:1	1.39:1	1.34:1	1.33:1	1.35:1	1.36:1	1.34:1	1.34:1	1.34:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Written premiums
Gross	$8,152	$7,751	$8,243	$7,617	$8,407	$8,597	$8,876	$8,364	$31,763	$34,244
Ceded	(806)	(405)	(472)	(348)	(902)	(462)	(552)	(369)	(2,031)	(2,285)
Net	$7,346	$7,346	$7,771	$7,269	$7,505	$8,135	$8,324	$7,995	$29,732	$31,959
Earned premiums
Gross	$7,683	$7,446	$7,898	$7,961	$7,895	$8,164	$8,376	$8,574	$30,988	$33,009
Ceded	(454)	(491)	(518)	(481)	(509)	(548)	(547)	(550)	(1,944)	(2,154)
Net	$7,229	$6,955	$7,380	$7,480	$7,386	$7,616	$7,829	$8,024	$29,044	$30,855

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) - Business Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Revenues
Premiums	$3,864	$3,735	$3,841	$3,854	$3,799	$3,880	$3,970	$4,085	$15,294	$15,734
Net investment income	453	180	498	502	523	615	575	552	1,633	2,265
Fee income	102	108	95	100	95	97	90	93	405	375
Other revenues	31	36	58	51	53	57	69	56	176	235
Total revenues	4,450	4,059	4,492	4,507	4,470	4,649	4,704	4,786	17,508	18,609
Claims and expenses
Claims and claim adjustment expenses	2,791	2,880	2,804	2,329	2,788	2,539	2,703	2,368	10,804	10,398
Amortization of deferred acquisition costs	636	622	633	627	627	642	653	659	2,518	2,581
General and administrative expenses	685	656	651	672	683	688	684	691	2,664	2,746
Total claims and expenses	4,112	4,158	4,088	3,628	4,098	3,869	4,040	3,718	15,986	15,725
Segment income (loss) before income taxes	338	(99)	404	879	372	780	664	1,068	1,522	2,884
Income tax expense (benefit)	49	(41)	39	166	55	137	106	201	213	499
Segment income (loss)	$289	$(58)	$365	$713	$317	$643	$558	$867	$1,309	$2,385
Other statistics
Effective tax rate on net investment income	15.0%	6.3%	15.6%	15.4%	15.8%	16.7%	16.3%	16.0%	14.4%	16.2%
Net investment income (after-tax)	$385	$169	$421	$423	$441	$511	$481	$464	$1,398	$1,897
Catastrophes, net of reinsurance:
Pre-tax	$195	$377	$97	$(24)	$506	$149	$181	$(43)	$645	$793
After-tax	$154	$298	$76	$(19)	$399	$119	$143	$(34)	$509	$627
Prior year reserve development - favorable (unfavorable):
Pre-tax	$5	$—	$(220)	$124	$134	$73	$(108)	$74	$(91)	$173
After-tax	$3	$—	$(173)	$97	$105	$58	$(86)	$58	$(73)	$135

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Underwriting gain (loss)	$(84)	$(221)	$(59)	$292	$(116)	$137	$80	$412	$(72)	$513
Net investment income	385	169	421	423	441	511	481	464	1,398	1,897
Other income (expense)	(12)	(6)	3	(2)	(8)	(5)	(3)	(9)	(17)	(25)
Segment income (loss)	$289	$(58)	$365	$713	$317	$643	$558	$867	$1,309	$2,385
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	70.9%	75.8%	71.8%	59.2%	72.2%	64.3%	67.0%	56.9%	69.4%	65.0%
Underwriting expense ratio	31.3%	31.3%	30.5%	30.6%	31.3%	31.0%	30.5%	30.1%	30.9%	30.7%
Combined ratio	102.2%	107.1%	102.3%	89.8%	103.5%	95.3%	97.5%	87.0%	100.3%	95.7%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.1)%	—%	5.8%	(3.2)%	(3.5)%	(1.9)%	2.7%	(1.8)%	0.6%	(1.1)%
Catastrophes, net of reinsurance	5.0%	10.1%	2.5%	(0.6)%	13.3%	3.9%	4.6%	(1.0)%	4.2%	5.1%
Underlying combined ratio	97.3%	97.0%	94.0%	93.6%	93.7%	93.3%	90.2%	89.8%	95.5%	91.7%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Billing and policy fees and other	$4	$3	$4	$5	$4	$3	$4	$3	$16	$14
Fee income:
Loss and loss adjustment expenses	$41	$44	$35	$41	$38	$39	$36	$37	$161	$150
Underwriting expenses	61	64	60	59	57	58	54	56	244	225
Total fee income	$102	$108	$95	$100	$95	$97	$90	$93	$405	$375
Non-insurance general and administrative expenses	$47	$42	$52	$56	$60	$65	$68	$63	$197	$256

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Statutory underwriting
Gross written premiums	$4,794	$4,127	$4,230	$3,909	$4,776	$4,356	$4,453	$4,244	$17,060	$17,829
Net written premiums	$4,190	$3,777	$3,833	$3,631	$4,125	$3,980	$4,021	$3,973	$15,431	$16,099
Net earned premiums	$3,864	$3,735	$3,841	$3,854	$3,799	$3,880	$3,970	$4,090	$15,294	$15,739
Losses and loss adjustment expenses	2,737	2,828	2,750	2,282	2,741	2,500	2,657	2,326	10,597	10,224
Underwriting expenses	1,247	1,167	1,145	1,132	1,251	1,226	1,205	1,190	4,691	4,872
Statutory underwriting gain (loss)	(120)	(260)	(54)	440	(193)	154	108	574	6	643
Policyholder dividends	10	6	9	7	8	6	8	7	32	29
Statutory underwriting gain (loss) after policyholder dividends	$(130)	$(266)	$(63)	$433	$(201)	$148	$100	$567	$(26)	$614

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Net written premiums by market
Domestic
Select Accounts	$799	$734	$658	$630	$729	$726	$685	$693	$2,821	$2,833
Middle Market	2,408	1,960	2,131	2,012	2,384	2,087	2,252	2,210	8,511	8,933
National Accounts	301	215	239	241	290	213	228	256	996	987
National Property and Other	428	585	602	471	445	647	638	535	2,086	2,265
Total Domestic	3,936	3,494	3,630	3,354	3,848	3,673	3,803	3,694	14,414	15,018
International	254	283	203	277	277	307	218	272	1,017	1,074
Total	$4,190	$3,777	$3,833	$3,631	$4,125	$3,980	$4,021	$3,966	$15,431	$16,092
Net written premiums by product line
Domestic
Workers’ compensation	$1,096	$780	$774	$699	$948	$754	$751	$722	$3,349	$3,175
Commercial automobile	755	667	689	679	762	715	716	705	2,790	2,898
Commercial property	433	620	603	507	466	678	656	608	2,163	2,408
General liability	683	531	630	603	714	615	685	685	2,447	2,699
Commercial multi-peril	956	892	899	861	940	908	953	967	3,608	3,768
Other	13	4	35	5	18	3	42	7	57	70
Total Domestic	3,936	3,494	3,630	3,354	3,848	3,673	3,803	3,694	14,414	15,018
International	254	283	203	277	277	307	218	272	1,017	1,074
Total	$4,190	$3,777	$3,833	$3,631	$4,125	$3,980	$4,021	$3,966	$15,431	$16,092

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Revenues
Premiums	$667	$693	$723	$740	$743	$776	$806	$813	$2,823	$3,138
Net investment income	55	42	58	58	59	64	63	61	213	247
Other revenues	5	5	7	10	5	7	5	6	27	23
Total revenues	727	740	788	808	807	847	874	880	3,063	3,408
Claims and expenses
Claims and claim adjustment expenses	327	403	392	342	374	335	375	389	1,464	1,473
Amortization of deferred acquisition costs	124	128	133	134	134	142	147	147	519	570
General and administrative expenses	125	123	124	128	130	135	135	132	500	532
Total claims and expenses	576	654	649	604	638	612	657	668	2,483	2,575
Segment income before income taxes	151	86	139	204	169	235	217	212	580	833
Income tax expense	29	14	24	40	32	48	43	42	107	165
Segment income	$122	$72	$115	$164	$137	$187	$174	$170	$473	$668
Other statistics
Effective tax rate on net investment income	14.7%	3.0%	14.8%	14.4%	15.0%	15.7%	15.3%	15.1%	12.3%	15.3%
Net investment income (after-tax)	$47	$41	$49	$50	$50	$55	$53	$52	$187	$210
Catastrophes, net of reinsurance:
Pre-tax	$1	$7	$2	$1	$24	$3	$3	$10	$11	$40
After-tax	$1	$5	$2	$1	$19	$2	$2	$8	$9	$31
Prior year reserve development - favorable (unfavorable):
Pre-tax	$—	$(33)	$—	$32	$15	$44	$22	$24	$(1)	$105
After-tax	$—	$(26)	$—	$25	$12	$35	$18	$19	$(1)	$84

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Underwriting gain	$72	$29	$61	$107	$84	$128	$118	$114	$269	$444
Net investment income	47	41	49	50	50	55	53	52	187	210
Other income	3	2	5	7	3	4	3	4	17	14
Segment income	$122	$72	$115	$164	$137	$187	$174	$170	$473	$668
Combined ratio (1)
Loss and loss adjustment expense ratio	48.8%	57.8%	54.0%	45.7%	49.9%	42.6%	46.3%	47.4%	51.5%	46.6%
Underwriting expense ratio	37.1%	36.0%	35.3%	35.2%	35.3%	35.5%	34.8%	34.1%	35.9%	34.9%
Combined ratio	85.9%	93.8%	89.3%	80.9%	85.2%	78.1%	81.1%	81.5%	87.4%	81.5%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	—%	4.7%	—%	(4.2)%	(2.1)%	(5.7)%	(2.6)%	(3.0)%	—%	(3.3)%
Catastrophes, net of reinsurance	0.2%	1.0%	0.3%	0.1%	3.1%	0.4%	0.3%	1.2%	0.4%	1.3%
Underlying combined ratio	85.7%	88.1%	89.0%	85.0%	84.2%	83.4%	83.4%	83.3%	87.0%	83.5%

(1) General and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Non-insurance general and administrative expenses	$1	$1	$2	$2	$2	$1	$1	$2	$6	$6

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Statutory underwriting
Gross written premiums	$750	$770	$803	$861	$834	$919	$984	$988	$3,184	$3,725
Net written premiums	$663	$734	$754	$800	$723	$854	$894	$905	$2,951	$3,376
Net earned premiums	$667	$693	$723	$740	$743	$776	$806	$813	$2,823	$3,138
Losses and loss adjustment expenses	325	401	390	339	371	331	373	385	1,455	1,460
Underwriting expenses	254	253	261	261	270	287	300	288	1,029	1,145
Statutory underwriting gain	88	39	72	140	102	158	133	140	339	533
Policyholder dividends	2	2	2	3	3	4	2	3	9	12
Statutory underwriting gain after policyholder dividends	$86	$37	$70	$137	$99	$154	$131	$137	$330	$521

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Net written premiums by market
Domestic
Management Liability	$401	$438	$467	$463	$444	$497	$532	$510	$1,769	$1,983
Surety	215	220	208	202	200	232	241	215	845	888
Total Domestic	616	658	675	665	644	729	773	725	2,614	2,871
International	47	76	79	135	79	125	121	180	337	505
Total	$663	$734	$754	$800	$723	$854	$894	$905	$2,951	$3,376
Net written premiums by product line
Domestic
Fidelity & surety	$272	$274	$268	$258	$256	$287	$307	$273	$1,072	$1,123
General liability	289	326	339	357	340	389	401	400	1,311	1,530
Other	55	58	68	50	48	53	65	52	231	218
Total Domestic	616	658	675	665	644	729	773	725	2,614	2,871
International	47	76	79	135	79	125	121	180	337	505
Total	$663	$734	$754	$800	$723	$854	$894	$905	$2,951	$3,376

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Revenues
Premiums	$2,698	$2,527	$2,816	$2,886	$2,844	$2,960	$3,053	$3,126	$10,927	$11,983
Net investment income	103	46	115	117	119	139	133	130	381	521
Fee income	6	6	6	6	6	7	7	7	24	27
Other revenues	22	10	21	23	23	24	26	24	76	97
Total revenues	2,829	2,589	2,958	3,032	2,992	3,130	3,219	3,287	11,408	12,628
Claims and expenses
Claims and claim adjustment expenses	1,671	1,824	1,690	1,670	1,808	2,171	2,386	2,062	6,855	8,427
Amortization of deferred acquisition costs	418	423	441	454	446	470	481	495	1,736	1,892
General and administrative expenses	320	333	328	333	344	343	360	323	1,314	1,370
Total claims and expenses	2,409	2,580	2,459	2,457	2,598	2,984	3,227	2,880	9,905	11,689
Segment income (loss) before income taxes	420	9	499	575	394	146	(8)	407	1,503	939
Income tax expense (benefit)	84	(1)	107	118	80	25	(6)	80	308	179
Segment income (loss)	$336	$10	$392	$457	$314	$121	$(2)	$327	$1,195	$760
Other statistics
Effective tax rate on net investment income	15.8%	9.1%	16.2%	16.0%	16.4%	17.1%	16.8%	16.5%	15.2%	16.7%
Net investment income (after-tax)	$87	$41	$96	$99	$99	$116	$111	$108	$323	$434
Catastrophes, net of reinsurance:
Pre-tax	$137	$470	$298	$52	$305	$323	$317	$69	$957	$1,014
After-tax	$108	$370	$236	$42	$241	$255	$250	$55	$756	$801
Prior year reserve development - favorable (unfavorable):
Pre-tax	$22	$35	$362	$24	$168	$65	$30	$(3)	$443	$260
After-tax	$18	$27	$286	$19	$132	$51	$24	$(2)	$350	$205

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Underwriting gain (loss)	$232	$(40)	$279	$342	$198	$(12)	$(130)	$203	$813	$259
Net investment income	87	41	96	99	99	116	111	108	323	434
Other income	17	9	17	16	17	17	17	16	59	67
Segment income (loss)	$336	$10	$392	$457	$314	$121	$(2)	$327	$1,195	$760
Combined ratio (1)
Loss and loss adjustment expense ratio	61.9%	72.2%	60.0%	57.9%	63.6%	73.3%	78.2%	66.0%	62.8%	70.3%
Underwriting expense ratio	26.3%	29.1%	26.4%	26.2%	26.7%	26.4%	26.4%	25.1%	26.9%	26.2%
Combined ratio	88.2%	101.3%	86.4%	84.1%	90.3%	99.7%	104.6%	91.1%	89.7%	96.5%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.8)%	(1.3)%	(12.8)%	(0.8)%	(5.9)%	(2.2)%	(1.0)%	0.1%	(4.1)%	(2.2)%
Catastrophes, net of reinsurance	5.0%	18.6%	10.5%	1.8%	10.8%	10.9%	10.4%	2.3%	8.8%	8.5%
Underlying combined ratio	84.0%	84.0%	88.7%	83.1%	85.4%	91.0%	95.2%	88.7%	85.0%	90.2%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Billing and policy fees and other	$24	$14	$20	$23	$23	$24	$23	$23	$81	$93
Fee income	$6	$6	$6	$6	$6	$7	$7	$7	$24	$27
Non-insurance general and administrative expenses	$—	$—	$—	$—	$2	$3	$4	$3	$—	$12

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Statutory underwriting
Gross written premiums	$2,608	$2,854	$3,210	$2,847	$2,797	$3,322	$3,439	$3,132	$11,519	$12,690
Net written premiums	$2,493	$2,835	$3,184	$2,838	$2,657	$3,301	$3,409	$3,124	$11,350	$12,491
Net earned premiums	$2,698	$2,527	$2,816	$2,886	$2,844	$2,960	$3,053	$3,126	$10,927	$11,983
Losses and loss adjustment expenses	1,671	1,824	1,690	1,670	1,808	2,172	2,385	2,062	6,855	8,427
Underwriting expenses	692	792	808	760	755	848	880	791	3,052	3,274
Statutory underwriting gain (loss)	$335	$(89)	$318	$456	$281	$(60)	$(212)	$273	$1,020	$282
Policies in force (in thousands)
Automobile	2,970	2,993	3,015	3,029	3,056	3,098	3,141	3,179	3,029	3,179
Homeowners and Other	5,534	5,679	5,790	5,858	5,944	6,076	6,168	6,230	5,858	6,230

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Personal Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Net written premiums by product line
Domestic
Automobile	$1,333	$1,204	$1,484	$1,348	$1,375	$1,467	$1,529	$1,456	$5,369	$5,827
Homeowners and Other	1,017	1,458	1,524	1,330	1,144	1,634	1,698	1,504	5,329	5,980
Total Domestic	2,350	2,662	3,008	2,678	2,519	3,101	3,227	2,960	10,698	11,807
International	143	173	176	160	138	200	182	164	652	684
Total	$2,493	$2,835	$3,184	$2,838	$2,657	$3,301	$3,409	$3,124	$11,350	$12,491

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Statutory underwriting
Gross written premiums	$1,447	$1,322	$1,609	$1,460	$1,481	$1,604	$1,656	$1,567	$5,838	$6,308
Net written premiums	$1,433	$1,316	$1,602	$1,453	$1,466	$1,597	$1,648	$1,562	$5,804	$6,273
Net earned premiums	$1,467	$1,254	$1,499	$1,500	$1,478	$1,525	$1,557	$1,581	$5,720	$6,141
Losses and loss adjustment expenses	982	738	841	923	845	1,026	1,180	1,280	3,484	4,331
Underwriting expenses	354	374	381	369	370	389	399	369	1,478	1,527
Statutory underwriting gain (loss)	$131	$142	$277	$208	$263	$110	$(22)	$(68)	$758	$283
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	66.9%	58.9%	56.0%	61.5%	57.2%	67.2%	75.9%	80.9%	60.9%	70.5%
Underwriting expense ratio	24.3%	28.9%	24.3%	24.5%	24.6%	24.4%	24.1%	23.2%	25.4%	24.1%
Combined ratio	91.2%	87.8%	80.3%	86.0%	81.8%	91.6%	100.0%	104.1%	86.3%	94.6%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.2)%	(1.2)%	(1.4)%	(1.4)%	(5.2)%	(2.1)%	(0.4)%	0.6%	(1.0)%	(1.7)%
Catastrophes, net of reinsurance	0.5%	2.9%	0.2%	—%	0.4%	1.7%	3.4%	(0.3)%	0.8%	1.3%
Underlying combined ratio	90.9%	86.1%	81.5%	87.4%	86.6%	92.0%	97.0%	103.8%	86.5%	95.0%
Catastrophes, net of reinsurance:
Pre-tax	$8	$35	$3	$—	$6	$26	$53	$(5)	$46	$80
After-tax	$6	$27	$3	$—	$5	$21	$41	$(4)	$36	$63
Prior year reserve development - favorable (unfavorable):
Pre-tax	$3	$15	$21	$20	$78	$33	$6	$(10)	$59	$107
After-tax	$2	$12	$17	$16	$61	$26	$5	$(8)	$47	$84

Policies in force (in thousands)	2,970	2,993	3,015	3,029	3,056	3,098	3,141	3,179
Change from prior year quarter	(0.4)%	0.4%	1.2%	1.9%	2.9%	3.5%	4.2%	5.0%
Change from prior quarter	(0.1)%	0.8%	0.7%	0.5%	0.9%	1.4%	1.4%	1.2%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Billing and policy fees and other	$15	$9	$12	$13	$14	$14	$14	$14	$49	$56
Fee income	$3	$4	$4	$3	$3	$4	$4	$4	$14	$15

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Statutory underwriting
Gross written premiums	$1,161	$1,532	$1,601	$1,387	$1,316	$1,718	$1,783	$1,565	$5,681	$6,382
Net written premiums	$1,060	$1,519	$1,582	$1,385	$1,191	$1,704	$1,761	$1,562	$5,546	$6,218
Net earned premiums	$1,231	$1,273	$1,317	$1,386	$1,366	$1,435	$1,496	$1,545	$5,207	$5,842
Losses and loss adjustment expenses	689	1,086	849	747	963	1,146	1,205	782	3,371	4,096
Underwriting expenses	338	418	427	391	385	459	481	422	1,574	1,747
Statutory underwriting gain (loss)	$204	$(231)	$41	$248	$18	$(170)	$(190)	$341	$262	$(1)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	56.0%	85.3%	64.5%	53.9%	70.5%	79.8%	80.5%	50.7%	64.7%	70.1%
Underwriting expense ratio	28.6%	29.3%	28.7%	28.1%	28.9%	28.5%	28.8%	27.1%	28.7%	28.3%
Combined ratio	84.6%	114.6%	93.2%	82.0%	99.4%	108.3%	109.3%	77.8%	93.4%	98.4%
Impact on combined ratio:
Net favorable prior year reserve development	(1.6)%	(1.5)%	(25.9)%	(0.3)%	(6.6)%	(2.2)%	(1.6)%	(0.4)%	(7.4)%	(2.6)%
Catastrophes, net of reinsurance	10.5%	34.1%	22.3%	3.8%	21.9%	20.6%	17.6%	4.8%	17.5%	16.0%
Underlying combined ratio	75.7%	82.0%	96.8%	78.5%	84.1%	89.9%	93.3%	73.4%	83.3%	85.0%
Catastrophes, net of reinsurance:
Pre-tax	$129	$435	$295	$52	$299	$297	$264	$74	$911	$934
After-tax	$102	$343	$233	$42	$236	$234	$209	$59	$720	$738
Prior year reserve development - favorable:
Pre-tax	$19	$20	$341	$4	$90	$32	$24	$7	$384	$153
After-tax	$16	$15	$269	$3	$71	$25	$19	$6	$303	$121

Policies in force (in thousands)	5,534	5,679	5,790	5,858	5,944	6,076	6,168	6,230
Change from prior year quarter	7.2%	7.9%	8.0%	7.6%	7.4%	7.0%	6.5%	6.4%
Change from prior quarter	1.7%	2.6%	2.0%	1.2%	1.5%	2.2%	1.5%	1.0%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Billing and policy fees and other	$9	$5	$8	$10	$9	$10	$9	$9	$32	$37
Fee income	$3	$2	$2	$3	$3	$3	$3	$3	$10	$12

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Interest Expense and Other

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Revenues
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	84	85	87	83	82	83	87	88	339	340
General and administrative expenses	7	9	6	9	6	8	8	7	31	29
Total claims and expenses	91	94	93	92	88	91	95	95	370	369

Loss before income tax benefit	(91)	(94)	(93)	(92)	(88)	(91)	(95)	(95)	(370)	(369)
Income tax benefit	(20)	(20)	(19)	(20)	(19)	(19)	(20)	(20)	(79)	(78)
Loss	$(71)	$(74)	$(74)	$(72)	$(69)	$(72)	$(75)	$(75)	$(291)	$(291)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Consolidated Balance Sheet

($ in millions)	December 31, 2021 (1)	December 31, 2020
Assets
Fixed maturities, available for sale, at fair value (amortized cost $74,751 and $68,830; allowance for expected credit losses of $3 and $2)	$77,810	$74,003
Equity securities, at fair value (cost $749 and $415)	893	484
Real estate investments	979	1,026
Short-term securities	3,836	5,511
Other investments	3,857	3,399
Total investments	87,375	84,423
Cash	761	721
Investment income accrued	615	603
Premiums receivable (net of allowance for expected credit losses of $107 and $105)	8,085	7,829
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $141 and $146)	8,452	8,350
Ceded unearned premiums	902	772
Deferred acquisition costs	2,542	2,358
Contractholder receivables (net of allowance for expected credit losses of $21 and $19)	3,890	4,242
Goodwill	4,008	3,976
Other intangible assets	306	317
Other assets	3,530	3,173
Total assets	$120,466	$116,764

Liabilities
Claims and claim adjustment expense reserves	$56,907	$54,521
Unearned premium reserves	16,469	15,222
Contractholder payables	3,911	4,261
Payables for reinsurance premiums	384	356
Deferred taxes	289	558
Debt	7,290	6,550
Other liabilities	6,329	6,095
Total liabilities	91,579	87,563
Shareholders’ equity
Common stock (1,750.0 shares authorized; 241.2 and 252.4 shares issued and outstanding)	24,154	23,743
Retained earnings	41,555	38,771
Accumulated other comprehensive income	1,193	2,502
Treasury stock, at cost (541.5 and 527.3 shares)	(38,015)	(35,815)
Total shareholders’ equity	28,887	29,201
Total liabilities and shareholders’ equity	$120,466	$116,764

(1) Preliminary

Certain prior period amounts have been reclassified to conform to the 2021 presentation.

The Travelers Companies, Inc.
Investment Portfolio

(at carrying value, $ in millions)	December 31, 2021	Pre-tax Book Yield (1)	December 31, 2020	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities (including redeemable preferred stock)	$44,743	2.60%	$40,230	2.90%
Tax-exempt fixed maturities	33,067	2.81%	33,773	2.83%
Total fixed maturities	77,810	2.69%	74,003	2.87%
Non-redeemable preferred stocks	66	3.04%	68	2.96%
Common stocks	827		416
Total equity securities	893		484
Real estate investments	979		1,026
Short-term securities	3,836	0.10%	5,511	0.18%
Private equities	2,672		2,301
Hedge funds	231		197
Real estate partnerships	768		701
Other investments	186		200
Total other investments	3,857		3,399
Total investments	$87,375		$84,423

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,415		$4,074

(1)  Yields are provided for those investments with an embedded book yield.

Certain prior period amounts have been reclassified to conform to the 2021 presentation.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	December 31, 2021	December 31, 2020
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,562	$2,149
Obligations of states and political subdivisions:
Pre-refunded	4,032	3,544
All other	32,830	32,816
Total	36,862	36,360
Debt securities issued by foreign governments	1,041	1,054
Mortgage-backed securities - principally obligations of U.S. Government agencies	1,817	2,361
Corporates (including redeemable preferreds)	34,528	32,079
Total fixed maturities	$77,810	$74,003

Fixed Maturities
Quality Characteristics (1)

	December 31, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$33,323	42.8%	$31,653	42.8%
Aa	18,140	23.3	18,327	24.8
A	14,757	19.0	12,944	17.5
Baa	10,483	13.5	9,738	13.1
Total investment grade	76,703	98.6	72,662	98.2
Ba	742	0.9	870	1.2
B	293	0.4	366	0.5
Caa and lower	72	0.1	105	0.1
Total below investment grade	1,107	1.4	1,341	1.8
Total fixed maturities	$77,810	100.0%	$74,003	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2		3.8

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Gross investment income
Fixed maturities	$511	$498	$502	$500	$491	$493	$497	$508	$2,011	$1,989
Short-term securities	22	13	6	3	3	1	2	1	44	7
Other	88	(234)	173	182	218	335	281	243	209	1,077
	621	277	681	685	712	829	780	752	2,264	3,073
Investment expenses	10	9	10	8	11	11	9	9	37	40
Net investment income, pre-tax	611	268	671	677	701	818	771	743	2,227	3,033
Income taxes	92	17	105	105	111	136	126	119	319	492
Net investment income, after-tax	$519	$251	$566	$572	$590	$682	$645	$624	$1,908	$2,541

Effective tax rate	15.1%	6.2%	15.6%	15.4%	15.9%	16.7%	16.3%	16.0%	14.3%	16.2%

Average invested assets (1)	$76,191	$76,635	$78,722	$80,373	$81,209	$82,594	$84,647	$85,806	$78,070	$83,574

Average yield pre-tax (1)	3.2%	1.4%	3.4%	3.4%	3.5%	4.0%	3.6%	3.5%	2.9%	3.6%
Average yield after-tax	2.7%	1.3%	2.9%	2.8%	2.9%	3.3%	3.0%	2.9%	2.4%	3.0%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Net realized investment gains (losses)
Fixed maturities	$(2)	$10	$23	$21	$14	$24	$12	$17	$52	$67
Equity securities	(82)	44	16	38	26	32	(1)	38	16	95
Other (1)	(14)	(41)	(2)	(9)	4	5	(3)	3	(66)	9
Realized investment gains (losses) before tax	(98)	13	37	50	44	61	8	58	2	171
Related taxes	(22)	3	8	2	10	14	1	14	(9)	39
Net realized investment gains (losses)	$(76)	$10	$29	$48	$34	$47	$7	$44	$11	$132

Gross investment gains (1)	$31	$69	$41	$64	$50	$72	$24	$66	$205	$212
Gross investment losses before impairments (1)	(113)	(10)	(8)	(17)	(6)	(11)	(15)	(7)	(148)	(39)
Net investment gains (losses) before impairments	(82)	59	33	47	44	61	9	59	57	173
Net credit impairment (charges) recoveries	(16)	(46)	4	3	—	—	(1)	(1)	(55)	(2)
Net realized investment gains (losses) before tax	(98)	13	37	50	44	61	8	58	2	171
Related taxes	(22)	3	8	2	10	14	1	14	(9)	39
Net realized investment gains (losses)	$(76)	$10	$29	$48	$34	$47	$7	$44	$11	$132

($ in millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Net unrealized investment gains, net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$2,271	$4,632	$4,842	$5,175	$3,577	$4,113	$3,428	$3,062
Other	2	2	2	—	2	(1)	(2)	(2)
Unrealized investment gains before tax	2,273	4,634	4,844	5,175	3,579	4,112	3,426	3,060
Related taxes	488	988	1,032	1,101	762	873	727	645
Balance, end of period	$1,785	$3,646	$3,812	$4,074	$2,817	$3,239	$2,699	$2,415

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$5	$—	$—	$—	$—	$—	$—	$—	$5	$—
Gross investment Treasury future losses	$12	$—	$—	$—	$—	$—	$—	$—	$12	$—
The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

Certain prior period amounts have been reclassified to conform to the 2021 presentation.

The Travelers Companies, Inc.
Reinsurance Recoverables

($ in millions)	December 31, 2021	December 31, 2020
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$3,931	$3,731
Gross structured settlements (2)	2,900	2,964
Mandatory pools and associations (3)	1,762	1,801
Gross reinsurance recoverables (4)	8,593	8,496
Allowance for estimated uncollectible reinsurance (5)	(141)	(146)
Net reinsurance recoverables	$8,452	$8,350

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	December 31, 2021
Swiss Re Group	A+ second highest of 16 ratings	$531
Munich Re Group	A+ second highest of 16 ratings	297
Berkshire Hathaway	A++ highest of 16 ratings	289
Alleghany Group	A+ second highest of 16 ratings	244
Axa Group	A+ second highest of 16 ratings	187

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	December 31, 2021
Fidelity & Guaranty Life Group	A- fourth highest of 16 ratings	$724
Genworth Financial Group	B seventh highest of 16 ratings	307
John Hancock Group	A+ second highest of 16 ratings	264
Symetra Financial Corporation	A third highest of 16 ratings	222
Brighthouse Financial, Inc.	A third highest of 16 ratings	220

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at December 31, 2021, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.93 billion, or 87%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 94% were rated A- or better.  The remaining 13% of reinsurance recoverables were comprised of the following:  6% related to captive insurance companies, 1% related to the Company’s participation in voluntary pools and 6% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$35,142	$35,415	$36,210	$36,946	$36,999	$37,694	$38,010	$38,342	$35,142	$36,999
Incurred	2,737	2,828	2,750	2,282	2,741	2,500	2,657	2,326	10,597	10,224
Paid	(2,364)	(2,067)	(2,054)	(2,296)	(2,056)	(2,196)	(2,288)	(2,438)	(8,781)	(8,978)
Foreign exchange and other	(100)	34	40	67	10	12	(37)	3	41	(12)
End of period	$35,415	$36,210	$36,946	$36,999	$37,694	$38,010	$38,342	$38,233	$36,999	$38,233
Bond & Specialty Insurance
Beginning of period	$3,094	$3,085	$3,276	$3,447	$3,571	$3,691	$3,770	$3,892	$3,094	$3,571
Incurred	325	401	390	339	371	331	373	385	1,455	1,460
Paid	(300)	(216)	(237)	(243)	(256)	(254)	(235)	(341)	(996)	(1,086)
Foreign exchange and other	(34)	6	18	28	5	2	(16)	2	18	(7)
End of period	$3,085	$3,276	$3,447	$3,571	$3,691	$3,770	$3,892	$3,938	$3,571	$3,938
Personal Insurance
Beginning of period	$5,507	$5,413	$5,626	$5,788	$5,677	$5,768	$6,113	$6,428	$5,507	$5,677
Incurred	1,671	1,824	1,690	1,670	1,808	2,172	2,385	2,062	6,855	8,427
Paid	(1,693)	(1,644)	(1,546)	(1,816)	(1,730)	(1,837)	(2,051)	(2,075)	(6,699)	(7,693)
Foreign exchange and other	(72)	33	18	35	13	10	(19)	3	14	7
End of period	$5,413	$5,626	$5,788	$5,677	$5,768	$6,113	$6,428	$6,418	$5,677	$6,418
Total
Beginning of period	$43,743	$43,913	$45,112	$46,181	$46,247	$47,153	$47,893	$48,662	$43,743	$46,247
Incurred	4,733	5,053	4,830	4,291	4,920	5,003	5,415	4,773	18,907	20,111
Paid	(4,357)	(3,927)	(3,837)	(4,355)	(4,042)	(4,287)	(4,574)	(4,854)	(16,476)	(17,757)
Foreign exchange and other	(206)	73	76	130	28	24	(72)	8	73	(12)
End of period	$43,913	$45,112	$46,181	$46,247	$47,153	$47,893	$48,662	$48,589	$46,247	$48,589
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$295	$—	$—	$—	$225	$—	$295	$225
All other	(5)	—	(75)	(124)	(134)	(73)	(117)	(74)	(204)	(398)
Total Business Insurance (1)	(5)	—	220	(124)	(134)	(73)	108	(74)	91	(173)
Bond & Specialty Insurance	—	33	—	(32)	(15)	(44)	(22)	(24)	1	(105)
Personal Insurance	(22)	(35)	(362)	(24)	(168)	(65)	(30)	3	(443)	(260)
Total	$(27)	$(2)	$(142)	$(180)	$(317)	$(182)	$56	$(95)	$(351)	$(538)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Asbestos Reserves

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Asbestos reserves
Beginning reserves:
Gross	$1,601	$1,530	$1,470	$1,772	$1,668	$1,616	$1,565	$1,777	$1,601	$1,668
Ceded	(322)	(316)	(301)	(365)	(330)	(327)	(315)	(369)	(322)	(330)
Net	1,279	1,214	1,169	1,407	1,338	1,289	1,250	1,408	1,279	1,338
Incurred losses and loss expenses:
Gross	—	—	362	—	—	—	287	—	362	287
Ceded	—	—	(67)	—	—	—	(62)	—	(67)	(62)
Paid loss and loss expenses:
Gross	69	60	61	105	52	51	75	89	295	267
Ceded	(6)	(15)	(2)	(35)	(3)	(12)	(8)	(23)	(58)	(46)
Foreign exchange and other:
Gross	(2)	—	1	1	—	—	—	(1)	—	(1)
Ceded	—	—	1	—	—	—	—	—	1	—
Ending reserves:
Gross	1,530	1,470	1,772	1,668	1,616	1,565	1,777	1,687	1,668	1,687
Ceded	(316)	(301)	(365)	(330)	(327)	(315)	(369)	(346)	(330)	(346)
Net	$1,214	$1,169	$1,407	$1,338	$1,289	$1,250	$1,408	$1,341	$1,338	$1,341

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Capitalization

($ in millions)	December 31, 2021	December 31, 2020
Debt

Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100
Long-term debt
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	—
Total long-term debt	7,254	6,504
Unamortized fair value adjustment	39	41
Unamortized debt issuance costs	(103)	(95)
	7,190	6,450
Total debt	7,290	6,550
Common equity (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	26,472	25,127
Total capital (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	$33,762	$31,677
Total debt to capital (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	21.6%	20.7%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	December 31, 2021 (1)	December 31, 2020
Statutory capital and surplus	$23,906	$22,180
GAAP adjustments
Goodwill and intangible assets	3,557	3,568
Investments	3,261	5,337
Noninsurance companies	(4,230)	(3,730)
Deferred acquisition costs	2,542	2,358
Deferred federal income tax	(1,274)	(1,585)
Current federal income tax	(39)	(42)
Reinsurance recoverables	87	55
Furniture, equipment & software	770	841
Agents balances	147	168
Other	160	51
Total GAAP adjustments	4,981	7,021
GAAP shareholders’ equity	$28,887	$29,201

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Cash flows from operating activities
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$662	$1,333	$2,697	$3,662
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	98	(13)	(37)	(50)	(44)	(61)	(8)	(58)	(2)	(171)
Depreciation and amortization	203	188	186	212	235	215	212	208	789	870
Deferred federal income tax expense (benefit)	6	(77)	4	38	56	1	4	1	(29)	62
Amortization of deferred acquisition costs	1,178	1,173	1,207	1,215	1,207	1,254	1,281	1,301	4,773	5,043
Equity in (income) loss from other investments	(67)	253	(154)	(162)	(200)	(313)	(261)	(219)	(130)	(993)
Premiums receivable	(326)	(245)	247	418	(333)	(385)	256	204	94	(258)
Reinsurance recoverables	(15)	75	(210)	(12)	12	142	(134)	(121)	(162)	(101)
Deferred acquisition costs	(1,215)	(1,238)	(1,241)	(1,160)	(1,258)	(1,343)	(1,354)	(1,272)	(4,854)	(5,227)
Claims and claim adjustment expense reserves	388	1,067	1,218	(51)	777	536	986	89	2,622	2,388
Unearned premium reserves	414	229	317	(368)	509	459	492	(211)	592	1,249
Other	(636)	292	(38)	511	(504)	410	407	437	129	750
Net cash provided by operating activities	628	1,664	2,326	1,901	1,190	1,849	2,543	1,692	6,519	7,274
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,461	1,610	2,170	2,146	2,064	2,283	2,176	2,329	7,387	8,852
Proceeds from sales of investments:
Fixed maturities	388	832	774	1,063	1,238	1,244	382	301	3,057	3,165
Equity securities	38	21	22	35	25	20	29	28	116	102
Real estate investments	—	—	—	—	—	—	7	24	—	31
Other investments	59	75	45	97	79	116	80	152	276	427
Purchases of investments:
Fixed maturities	(2,630)	(2,160)	(5,161)	(4,122)	(4,754)	(4,708)	(4,894)	(3,797)	(14,073)	(18,153)
Equity securities	(35)	(24)	(36)	(32)	(19)	(22)	(334)	(32)	(127)	(407)
Real estate investments	(16)	(8)	(9)	(80)	(5)	(9)	(8)	(6)	(113)	(28)
Other investments	(103)	(125)	(78)	(166)	(97)	(124)	(115)	(184)	(472)	(520)
Net sales (purchases) of short-term securities	906	(2,053)	(240)	821	524	(718)	948	917	(566)	1,671
Securities transactions in course of settlement	85	9	428	(569)	269	(40)	178	(426)	(47)	(19)
Acquisition, net of cash acquired	—	—	—	—	(38)	—	—	—	—	(38)
Other	(69)	(75)	(78)	(108)	(60)	(53)	(86)	(80)	(330)	(279)
Net cash provided by (used in) investing activities	84	(1,898)	(2,163)	(915)	(774)	(2,011)	(1,637)	(774)	(4,892)	(5,196)

Certain prior period amounts have been reclassified to conform to the 2021 presentation.

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	YTD 4Q2020	YTD 4Q2021
Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(425)	—	—	(200)	(356)	(400)	(600)	(800)	(625)	(2,156)
Treasury stock acquired - net employee share-based compensation	(46)	—	—	(1)	(41)	(1)	(1)	(1)	(47)	(44)
Dividends paid to shareholders	(210)	(216)	(217)	(218)	(214)	(222)	(219)	(214)	(861)	(869)
Payment of debt	—	—	—	(500)	—	—	—	—	(500)	—
Issuance of debt	—	490	—	—	—	739	—	—	490	739
Issuance of common stock - employee share options	31	34	7	55	134	72	50	37	127	293
Net cash provided by (used in) financing activities	(650)	308	(210)	(864)	(477)	188	(770)	(978)	(1,416)	(2,037)
Effect of exchange rate changes on cash	(12)	5	7	16	3	—	(7)	3	16	(1)
Net increase (decrease) in cash	50	79	(40)	138	(58)	26	129	(57)	227	40
Cash at beginning of period	494	544	623	583	721	663	689	818	494	721
Cash at end of period	$544	$623	$583	$721	$663	$689	$818	$761	$721	$761
Income taxes paid	$15	$2	$396	$165	$58	$284	$201	$164	$578	$707
Interest paid	$60	$106	$60	$113	$59	$104	$59	$115	$339	$337

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Shareholders’ equity	$25,204	$26,943	$27,849	$29,201	$28,269	$29,156	$28,474	$28,887
Adjustments:
Net unrealized investment gains, net of tax, included in shareholders’ equity	(1,785)	(3,646)	(3,812)	(4,074)	(2,817)	(3,239)	(2,699)	(2,415)
Net realized investment (gains) losses, net of tax	76	66	37	(11)	(34)	(81)	(88)	(132)
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	(8)	(8)	(8)
Adjusted shareholders’ equity	$23,495	$23,363	$24,074	$25,116	$25,418	$25,828	$25,679	$26,332
(1) Impact is recognized in the accounting period in which the change is enacted
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada.  Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2021 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments
users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance and insurance-related services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Northfield, National Programs, and Agribusiness; and International including Global Services.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom that was acquired in August 2017, as well as Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities, and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers in the United States and certain specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employee dishonesty, employment practices liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; and in the United States only, property, workers’ compensation, auto and general liability for financial institutions.

Bond & Specialty Insurance surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., a Colombian start-up surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.